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                                  Exhibit 10 R
                                  ------------

                   Amendment to Executive Employment Agreement
                            with Edward J. Kelly, III

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                                                                    Exhibit 10 R

                   AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

         This Agreement, entered into as of February 21, 2002, amends the Executive Employment Agreement dated February 2, 2001 by and between Mercantile Bankshares Corporation, Mercantile-Safe Deposit and Trust Company and Edward J. Kelly, III.

         The first sentence of the last paragraph of Section 8 of the Executive Employment Agreement is hereby amended to read as follows:

                  "In the event that Employer terminates Executive's employment without good cause during the original or any extended term of this Agreement, all benefits (including salary) to Executive provided for in this Agreement shall continue until the expiration of the remaining term of this Agreement".

         As so amended, the Executive Employment Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this instrument as of February 21, 2002.

WITNESS:

/s/ Alan D. Yarbro                       /s/ Edward J. Kelly, III        (SEAL)
---------------------                    --------------------------------
ALAN D. YARBRO                           EDWARD J. KELLY, III

ATTEST:                                  MERCANTILE BANKSHARES
                                         CORPORATION

/s/ Alan D. Yarbro                       By: /s/ Jack E. Steil           (SEAL)
---------------------                       -----------------------------
ALAN D. YARBRO                              JACK E. STEIL
Secretary                                   Executive Vice President

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ATTEST:                                     MERCANTILE-SAFE DEPOSIT AND
                                             TRUST COMPANY

/s/ Alan D. Yarbro                          By: /s/ J. Marshall Reid      (SEAL)
-----------------------                         --------------------------
ALAN D. YARBRO                                  J. MARSHALL REID
Secretary                                       President

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